UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2007

(Date of earliest event reported)

Optionable, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51837	52-2219407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 Columbus Avenue Valhalla, NY	10595
(Address of principal executive offices)	(Zip Code)

914-773-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On May 14, 2007, Benjamin Chesir resigned as a Director of the Registrant.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: May 17, 2007	OPTIONABLE, INC.

By:	/s/ Marc-Andre Boisseau
Name: Marc-Andre Boisseau Title: Chief Financial Officer

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